UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2013

Cott Corporation

(Exact name of registrant as specified in its charter)

Canada	001-31410	98-0154711
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6525 Viscount Road Mississauga, Ontario, Canada	L4V1H6

5519 West Idlewild Avenue Tampa, Florida, United States	33634
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (905) 672-1900

                                                                                             (813) 313-1800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On October 31, 2013, Cott Corporation (the “Company”) issued a press release reporting financial results for the fiscal quarter ended September 28, 2013. A copy of the press release is furnished herewith under the Securities Exchange Act of 1934, as amended, as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 2.02 as if fully set forth herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective October 29, 2013, the Company’s Board of Directors adopted an amendment to the Company’s Second Amended and Restated By-Laws which requires advance notice to the Company in circumstances where director nominations are made by shareowners of the Company, other than nominations made by or at the direction or request of one or more shareowners pursuant to a proposal submitted to the Company in accordance with applicable law or a requisition of meeting submitted to the directors in accordance with applicable law. This provision, which is consistent with the proxy voting guidelines published by Institutional Shareholder Services (ISS) and Glass Lewis & Co., two leading independent proxy advisors, fixes deadlines by which shareowners of record of the Company must submit director nominations to the Company prior to any annual or special meeting of shareowners at which directors are to be elected, and sets forth the information a shareowner must include in the notice to the Company for an effective nomination to occur. The amendment to the Second Amended and Restated By-Laws will be placed before shareowners for ratification and confirmation at the Company’s 2014 annual meeting of shareowners. The foregoing summary is subject to the complete text of the bylaw amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1, and is qualified in its entirety by reference thereto.

Item 8.01 Other Events

On October 31, 2013, the Company issued a press release announcing that the Board of Directors declared a dividend of CAD$0.06 per common share, payable in cash on December 12, 2013 to shareowners of record at the close of business on December 2, 2013. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01 as if fully set forth herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

3.1	Amendment to Second Amended and Restated By-Laws of Cott Corporation

99.1	Press Release of Cott Corporation, dated October 31, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cott Corporation
(Registrant)

October 31, 2013
	By:	/s/ Marni Morgan Poe
Marni Morgan Poe
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amendment to Second Amended and Restated By-Laws of Cott Corporation

99.1	Press Release of Cott Corporation, dated October 31, 2013